UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

AT&T Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

AT&T VOTE ALGPHJFOGKANHAPMPBOKDDLLLLDLLL9800 + C1234567890MMMMMMMMMMMMMMMMMMMMMMMMMMMM 000001 0 ADAM SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 YOUR VOTE IS IMPORTANT Votes submitted electronically must be received before the polls close on May 18, 2023.TO VOTE ONLINE AND ACCESS THE MEETING DOCUMENTS Scan the QR code or go to envisionreports.com/att to vote your shares NOTICE OF ANNUAL MEETING OF STOCKHOLDERS Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 18, 2023 PLEASE REVIEW THE MEETING MATERIALS This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting of stockholders are available on the Internet. The items to be voted on and meeting details are on the reverse side. The proxy statement and annual report to stockholders are available at www.envisionreports.com/att. 1234 5678 9012 345 ATTEND the virtual meeting on May 18, 2023 at 3:30 p.m. Central time at meetnow.global/ATT2023. To access the virtual meeting, you must enter the number in the blue box above. + 2NOT COY [mastercode line] 03RB1B

MEETING DETAILS The Annual Meeting of Stockholders of AT&T Inc. will be held virtually on Thursday, May 18, 2023 at 3:30 p.m. Central time, at meetnow.global/ATT2023. Holders of AT&T Inc. common stock of record at the close of business on March 20, 2023 are entitled to vote at the meeting and any adjournment of the meeting. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED: Election of Directors:01 - Scott T. Ford 02 - Glenn H. Hutchins 03 - William E. Kennard 04 - Stephen J. Luczo05 - Michael B. McCallister 06 - Beth E. Mooney 07 - Matthew K. Rose 08 - John T. Stankey09 - Cynthia B. Taylor 10 - Luis A. Ubiñas THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2 AND 3: Ratification of the appointment of independent auditors Advisory approval of executive compensation THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF EVERY 1 YR ON PROPOSAL 4: Advisory approval of frequency of vote on executive compensation THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSALS 5 AND 6:Independent board chairman Racial equity audit ORDER MATERIALS SAVE PAPER AND TIME... To receive future proxy materials and other documents electronically, go to envisionreports.com/att. If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request by using one of the methods listed below at least 10 days prior to the meeting to facilitate timely delivery. You will need the number in the blue box on the reverse side. REQUEST VIA: Internet Phone Emailenvisionreports.com/att 1-866-641-4276 investorvote@computershare.com YOUR EMAIL REQUEST MUST INCLUDE “Proxy Materials AT&T Inc.” in the subject line Your full name and address The number in the blue box on the reverse side Statement that you want a paper copy of the meeting materials PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the virtual meeting, visit meetnow.global/ATT2023 and follow the prompts.